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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                       Date of Report: September 13, 2000
                        (Date of earliest event reported)

                          D E E R E  &  C O M P A N Y
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-4121
                            (Commission File Number)

                                   36-2382580
                        (IRS Employer Identification No.)

                              One John Deere Place
                             Moline, Illinois 61265
              (Address of principal executive offices and zip code)

                                  (309)765-8000
              (Registrant's telephone number, including area code)

                     ---------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (c)   Exhibits

                    (99)     Announcement and additional information


                                     Page 2
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      DEERE & COMPANY

                                      By:      /s/ Marie Z. Ziegler
                                               ---------------------------
                                               Marie Z. Ziegler
                                               Assistant Secretary

Dated:  September 13, 2000


                                     Page 3
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                                  EXHIBIT INDEX

                                                                  Sequential
Number and Description of Exhibit                                 Page Number
---------------------------------                                 -----------
(99)   Announcement and additional information                             Pg. 5



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